GRAMERCY CAPITAL CORP.

Supplemental Data
June 30, 2010

Table of Contents

About Gramercy Capital Corp.

Gramercy Capital Corp. is a self-managed integrated commercial real estate finance and property investment company whose Gramercy Finance division focuses on the direct origination, acquisition and portfolio management of whole loans, subordinate interests in whole loans, mezzanine loans, preferred equity, commercial mortgage-backed securities and other real estate securities, and whose Gramercy Realty division targets commercial properties leased primarily to financial institutions and affiliated users throughout the United States.

Gramercy is headquartered in New York City, and has regional investment and portfolio management offices in Jenkintown, Pennsylvania, Charlotte, North Carolina, and St. Louis, Missouri.

For more information on Gramercy Capital Corp., visit the Gramercy Capital Corp. website at http://www.gkk.com.

Forward-Looking Information

This supplemental data contains forward-looking information based upon the Company's current best judgment and expectations. Actual results could vary from those presented herein. The risks and uncertainties associated with forward-looking information in this supplemental data include the reduction in cash flows received from the Company's investments, in particular its CDOs and the Gramercy Realty portfolio; the ability of the Company's Gramercy Realty division to renegotiate the terms of its mortgage and mezzanine loan obligations; compliance with financial covenants; the adequacy of the Company's cash reserves, working capital and other forms of liquidity; maintenance of liquidity needs, including balloon debt payments; the success or failure of the Company's efforts to implement its current business strategy; the strength of the commercial finance and real estate property markets, and the banking industry specifically; competitive market conditions; the ability to raise debt and equity capital; unanticipated administrative costs; general and local economic conditions; interest rates; capital and credit market conditions; bankruptcies and defaults of borrowers or tenants in the Company's properties or properties securing the Company's debt investments; the resolution of the Company's non-performing and sub-performing assets and any loss the Company might recognize in connection with such investments; management changes; compliance with overcollateralization and interest coverage tests in the Company's CDOs; and other factors including those listed in the Company's Annual Report on Form 10-K and in the Company's Quarterly Reports on Form 10-Q, which are beyond the Company's control. The Company undertakes no obligation to publicly update or revise any of the forward-looking information. For further information, please refer to the Company's filings with the Securities and Exchange Commission.

GRAMERCY CAPITAL CORP.

Consolidated Financial Information

GRAMERCY CAPITAL CORP.

Comparative Balance Sheets - Assets

(Unaudited - in thousands) *

	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Assets					
Real estate investments, at cost:					
Land	$ 943,700	$ 941,576	$ 910,137	$ 894,510	$ 894,301
Building and improvements	2,443,000	2,442,109	2,428,403	2,419,471	2,410,975
Less: accumulated depreciation	(138,449)	(122,815)	(107,460)	(91,881)	(76,692)
Total real estate investments, net	3,248,251	3,260,870	3,231,080	3,222,100	3,228,584
Cash and cash equivalents	133,731	127,446	138,345	96,745	87,610
Restricted cash	177,312	258,964	207,190	254,128	200,306
Pledged government securities, net	95,117	96,168	97,286	98,337	99,447
Loans and other lending investments, net	1,238,295	1,235,149	1,383,832	1,451,703	1,676,726
Commercial mortgage-backed securities	1,019,203	992,899	984,709	983,367	947,663
Investment in joint ventures	113,063	109,567	108,465	106,803	102,669
Assets held for sale, net	38,184	641	841	146,896	266,951
Tenant and other receivables, net	64,298	69,257	61,163	37,730	29,283
Derivative instruments, at fair value	1,276	1,556	-	-	-
Accrued interest	34,631	33,201	32,184	32,813	29,493
Acquired lease assets, net	422,245	435,659	450,436	465,502	480,012
Deferred costs, net	30,950	34,259	32,041	38,615	43,376
Other assets	38,303	43,716	37,865	45,998	44,791
Total assets	$ 6,654,859	$ 6,699,352	$ 6,765,437	$ 6,980,737	$ 7,236,911

* Does not include the presentation requirements of ASC 810-10 relating to the segregation of Consolidated Variable Interest Entities.

Comparative Balance Sheets – Liabilities & Equity

(Unaudited - in thousands) *

	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Liabilities					
Mortgage notes payable	$ 1,730,039	$ 1,737,242	$ 1,743,668	$ 1,754,946	$ 1,763,690
Mezzanine notes payable	552,064	552,989	553,522	566,442	569,122
Term loan, credit facility and repurchase facility	-	-	-	48,881	64,976
Collateralized debt obligations	2,728,104	2,690,893	2,710,946	2,608,230	2,608,175
Junior subordinated notes	-	52,500	52,500	150,000	150,000
Total secured and other debt	5,010,207	5,033,624	5,060,636	5,128,499	5,155,963
Accounts payable and accrued expenses	62,001	61,039	62,294	83,862	79,441
Dividends payable	16,379	14,043	11,707	9,317	6,981
Accrued interest payable	11,152	10,627	9,784	8,896	8,217
Deferred revenue	160,454	172,151	159,246	92,352	86,066
Below-market lease liabilities, net	732,778	751,009	770,781	795,833	816,012
Leasehold interests, net	16,885	17,569	18,254	18,939	19,556
Liabilities related to assets held for sale	307	263	238	61,001	67,684
Derivative instruments, at fair value	148,789	115,482	88,786	139,421	96,563
Other liabilities	6,518	6,869	16,193	19,297	25,704
Total liabilities	6,165,470	6,182,676	6,197,919	6,357,417	6,362,187
Stockholders' equity:					
Common stock	50	50	50	50	50
Series A cumulative redeemable preferred stock	111,205	111,205	111,205	111,205	111,205
Additional paid-in-capital	1,079,341	1,079,062	1,078,784	1,078,828	1,078,526
Accumulated other comprehensive income	(156,696)	(122,434)	(96,038)	(142,260)	(99,567)
(Accumulated deficit) retained earnings	(545,873)	(552,589)	(527,821)	(427,327)	(224,211)
Total Gramercy Capital Corp. stockholders' equity	488,027	515,294	566,180	620,496	866,003
Non-controlling interest	1,362	1,382	1,338	2,824	8,721
Total stockholders' equity	489,389	516,676	567,518	623,320	874,724
Total liabilities and stockholders' equity	$ 6,654,859	$ 6,699,352	$ 6,765,437	$ 6,980,737	$ 7,236,911

* Does not include the presentation requirements of ASC 810-10 relating to the segregation of Consolidated Variable Interest Entities.

GRAMERCY CAPITAL CORP.

Comparative Statements of Operations

(Unaudited - in thousands, except per share data)

	Quarter Ended		Year to Date	
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Revenues:				
Rental revenue	$ 78,544	$ 82,915	$ 158,388	$ 162,809
Investment income	43,808	44,869	88,069	97,726
Operating expense reimbursements	29,190	29,672	58,124	60,188
Gain on sales and other income	5,511	1,246	7,379	2,517
Total revenues	157,053	158,702	311,960	323,239
Property operating expenses:				
Real estate taxes	10,399	9,736	21,013	19,624
Utilities	9,318	9,132	19,639	19,404
Ground rent and leasehold obligations	5,028	4,263	9,849	8,891
Property and leasehold impairments	-	1,362	-	4,467
Direct billable expenses	1,046	2,098	2,685	4,259
Other property operating expenses	22,422	19,390	41,793	40,160
Total property operating expenses	48,213	45,981	94,979	96,805
Other income (expense):				
Marketing, general and administrative	(10,016)	(9,552)	(17,718)	(18,336)
Management fees	-	(2,115)	-	(7,787)
Impairment on loans held for sale	(2,277)	(41,951)	(14,603)	(126,379)
Provision for loan loss	(13,230)	(167,412)	(54,390)	(220,183)
Gain on extinguishment of debt	-	-	7,740	107,229
Total other income (expense)	(25,523)	(221,030)	(78,971)	(265,456)
EBITDA	83,317	(108,309)	138,000	(39,021)
Interest expense	49,438	58,235	100,660	123,739
Depreciation and amortization	26,595	29,797	54,395	57,132
Loss before equity in income from unconsolidated joint ventures, provision for taxes and non-controlling interest	7,284	(196,341)	(17,055)	(219,892)
Equity in net income from unconsolidated joint ventures	1,748	1,975	2,864	4,187
Provision for taxes	(66)	(134)	(104)	(2,401)
Net income (loss) from continuing operations	8,966	(194,500)	(14,295)	(218,106)
Net loss from discontinued operations	(205)	(10,267)	(373)	(11,741)
Net gains from disposals	271	7,937	1,312	8,081
Net income (loss) from discontinued operations	66	(2,330)	939	(3,660)
Net income (loss)	9,032	(196,830)	(13,356)	(221,766)
Net (income) loss attributable to non-controlling interest	20	1,024	(24)	1,005
Net income (loss) attributable to Gramercy Capital Corp.	9,052	(195,806)	(13,380)	(220,761)
Accrued preferred stock dividends	(2,336)	(2,336)	(4,672)	(4,672)
Net income (loss) available to common stockholders	$ 6,716	$ (198,142)	$ (18,052)	$ (225,433)
Basic earnings per share:				
Net income (loss) available to common stockholders	$ 0.13	$ (3.98)	$ (0.36)	$ (4.52)
Diluted earnings per share:				
Net income (loss) available to common stockholders	$ 0.13	$ (3.98)	$ (0.36)	$ (4.52)
Basic weighted average common shares outstanding	49,906	49,818	49,902	49,839
Diluted weighted average common shares and common share equivalents outstanding	50,432	49,818	49,902	49,839

Reconciliation of Discontinued Operations

Q2 2010 Supplemental

GRAMERCY CAPITAL CORP.

(Unaudited - in thousands)

	Quarter Ended		
	June 30, 2010 Pre-DISCOPS	June 30, 2010 DISCOPS	June 30, 2010 Post-DISCOPS
Revenues:			
Rental revenue	$ 78,495	$ 49	$ 78,544
Investment income	43,808	-	43,808
Operating expense reimbursements	29,115	75	29,190
Gain on sales and other income	5,511	-	5,511
Total revenues	156,929	124	157,053
Property operating expenses:			
Real estate taxes	10,384	15	10,399
Utilities	9,332	(14)	9,318
Ground rent and leasehold obligations	5,028	-	5,028
Property and leasehold impairments	6	(6)	-
Direct billable expenses	1,046	-	1,046
Other property operating expenses	22,494	(72)	22,422
Total property operating expenses	48,290	(77)	48,213
Other income (expense):			
Marketing, general and administrative	(10,016)	-	(10,016)
Impairment on loans held for sale	(2,277)	-	(2,277)
Provision for loan loss	(13,230)	-	(13,230)
Gain on extinguishment of debt	-	-	-
Total other income (expense)	(25,523)	-	(25,523)
EBITDA	83,116	201	83,317
Interest expense	49,438	-	49,438
Depreciation and amortization	26,599	(4)	26,595
Net gains from disposals	(271)	271	-
Income before equity in income from unconsolidated joint ventures, provision for taxes and non-controlling interest	7,350	(66)	7,284
Equity in net income from unconsolidated joint ventures	1,748	-	1,748
Provision for taxes	(66)	-	(66)
Net income from continuing operations	$ 9,032	$ (66)	$ 8,966
Net loss from discontinued operations	$ -	$ (205)	$ (205)
Net gains from disposals	-	271	271
Net income from discontinued operations	-	66	66
Net loss attributable to non-controlling interest	20	-	20
Net income attributable to Gramercy Capital Corp.	$ 9,052	$ -	$ 9,052

Reconciliation of Discontinued Operations

(Unaudited - in thousands)

	Year to Date Period Ended June 30, 2010 Pre-DISCOPS	June 30, 2010 DISCOPS	June 30, 2010 Post-DISCOPS
Revenues:			
Rental revenue	$ 158,459	$ (71)	$ 158,388
Investment income	88,059	-	88,059
Operating expense reimbursements	58,112	12	58,124
Gain on sales and other income	7,420	(41)	7,379
Total revenues	312,050	(100)	311,950
Property operating expenses:			
Real estate taxes	21,008	5	21,013
Utilities	19,552	87	19,639
Ground rent and leasehold obligations	9,851	(2)	9,849
Property and leasehold impairments	263	(263)	-
Direct billable expenses	2,744	(59)	2,685
Other property operating expenses	42,012	(219)	41,793
Total property operating expenses	95,430	(451)	94,979
Other income (expense):			
Marketing, general and administrative	(17,718)	-	(17,718)
Business acquisition costs	-	-	-
Management fees	-	-	-
Impairment on loans held for sale	(14,603)	-	(14,603)
Provision for loan loss	(54,390)	-	(54,390)
Gain on extinguishment of debt	7,740	-	7,740
Total other income (expense)	(78,971)	-	(78,971)
EBITDA	137,649	351	138,000
Interest expense	100,660	-	100,660
Depreciation and amortization	54,417	(22)	54,395
Net gains from disposals	(1,312)	1,312	-
Loss before equity in income from unconsolidated joint ventures, provision for taxes and non-controlling interest	(16,116)	(939)	(17,055)
Equity in net income from unconsolidated joint ventures	2,864	-	2,864
Provision for taxes	(104)	-	(104)
Net loss from continuing operations	$ (13,356)	$ (939)	$ (14,295)
Net loss from discontinued operations	$ -	$ (373)	$ (373)
Net gains from disposals	-	1,312	1,312
Net income from discontinued operations	-	939	939
Net (income) attributable to non-controlling interest	(24)	-	(24)
Net loss attributable to Gramercy Capital Corp.	$ (13,380)	$ -	$ (13,380)

Comparative Computation of FFO

(Unaudited - in thousands, except per share data)

	Quarter Ended		Year to Date	
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Net income (loss) available to common stockholders	$ 6,716	$ (198,142)	$ (18,052)	$ (225,433)
Add:				
Depreciation and amortization	28,228	32,429	57,793	63,128
FFO adjustment for unconsolidated joint ventures	1,080	1,115	2,160	2,288
Less:				
Non-real estate depreciation and amortization	(1,936)	(2,659)	(4,121)	(5,648)
Gain on sale of real estate	(350)	(1,595)	(1,391)	(1,954)
Funds from operations	$ 33,738	$ (168,852)	$ 36,389	$ (167,619)
Funds from operations per share - basic	$ 0.68	$ (3.39)	$ 0.73	$ (3.36)
Funds from operations per share - diluted	$ 0.67	$ (3.39)	$ 0.73	$ (3.36)

Consolidated Statement of Stockholders' Equity

(Unaudited - in thousands)

	Common Stock		Series A Preferred	Additional Paid-	Accumulated Other Comprehensive	Retained Earnings / (Accumulated	Total Gramercy Capital	Non-controlling		Comprehensive
	Shares	Par Value	Stock	In-Capital	Income (Loss)	Deficit)	Corp.	interest	Total	Income (loss)
Balance at December 31, 2009	49,885	$ 50	$ 111,205	$ 1,078,784	$ (96,038)	$ (527,821)	$ 566,180	$ 1,338	$ 567,518	
Net income (loss)	-	-	-	-	-	(13,380)	(13,380)	24	(13,356)	$ (13,380)
Change in net unrealized loss on derivative instruments	-	-	-	-	(61,581)	-	(61,581)	-	(61,581)	(61,581)
Reclassification of adjustments of net unrealized loss on securities previously available for sale	-	-	-	-	923	-	923	-	923	923
Issuance of stock - stock purchase plan	8	-	-	21	-	-	21	-	21	-
Stock based compensation - fair value	13	-	-	536	-	-	536	-	536	-
Dividends accrued on preferred stock	-	-	-	-	-	(4,672)	(4,672)	-	(4,672)	-
Balance at June 30, 2010	49,906	$ 50	$ 111,205	$ 1,079,341	$ (156,696)	$ (545,873)	$ 488,027	$ 1,362	$ 489,389	$ (74,038)

(Unaudited - in thousands, except per share data)

Market Capitalization	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Common stock:					
Common shares outstanding	49,906,180	49,896,808	49,884,500	49,859,322	49,848,333
Share price (end of period)	$ 1.26	$ 2.79	$ 2.59	$ 2.43	$ 1.61
Preferred stock:					
Outstanding shares	4,600,000	4,600,000	4,600,000	4,600,000	4,600,000
Liquidation preference per share	$ 25	$ 25	$ 25	$ 25	$ 25
Equity market capitalization	$ 177,882	$ 254,212	$ 244,201	$ 236,158	$ 195,256
Secured and Other Debt					
Mortgage notes payable	$ 1,730,039	$ 1,737,242	$ 1,743,668	$ 1,754,946	$ 1,763,690
Mezzanine loan payable	552,064	552,989	553,522	566,442	569,122
Term loan, credit facility and repurchase facility	-	-	-	48,881	64,976
CDOs	2,728,104	2,690,893	2,710,946	2,608,230	2,608,175
Total secured debt	5,010,207	4,981,124	5,008,136	4,978,499	5,005,963
Credit facilities	-	-	-	-	-
Junior subordinated notes / Trust preferred securities	-	52,500	52,500	150,000	150,000
Total unsecured debt	-	52,500	52,500	150,000	150,000
Total debt	$ 5,010,207	$ 5,033,624	$ 5,060,636	$ 5,128,499	$ 5,155,963
Total enterprise value (debt and equity market capitalization)	$ 5,188,089	$ 5,287,836	$ 5,304,837	$ 5,364,657	$ 5,351,219
Common Stock Price					
High	$ 3.36	$ 4.33	$ 3.34	$ 2.97	$ 3.20
Low	$ 1.15	$ 2.50	$ 2.15	$ 1.23	$ 0.98

GRAMERCY CAPITAL CORP.

Debt Data

GRAMERCY CAPITAL CORP.

Debt Summary Schedule

(Dollars in millions)

Mortgage/Borrowing	Number of Properties	6/30/2010 Balance [1]	Coupon Interest Rate [2]	Maturity Date
Secured Fixed-Rate Debt:				
Bank of America - BBD1	116	$343.9	5.47%	Dec-2013
Bank of America - BBD2	138	212.3	5.96%	Sep-2019
Dana - Bank of America	15	180.0	5.61%	Jan-2018
101 Independence	1	73.2	5.53%	Nov-2016
292 Madison (100%)	1	59.1	6.17%	Aug-2017
Pitney Bowes - Bank of America	70	47.2	5.33%	Oct-2022
One Citizens Plaza	1	43.5	5.70%	Jan-2012
801 Market Street	1	39.6	6.17%	Feb-2013
Beaver Valley	1	39.0	5.06%	Jan-2015
FSI 6000D	16	31.3	5.80%	Jun-2017
FSI 6000B	16	30.0	5.80%	Jun-2017
FSI 6000A	15	26.4	6.80%	Oct-2017
FSI 6000C	15	22.7	6.80%	Oct-2017
Pitney Bowes - Wells Fargo A (formerly Wachovia A)	23	20.9	5.50%	Jun-2023
Sterling Bank	14	19.9	5.57%	Jan-2017
Jenkins Court	1	14.0	8.29%	Aug-2010 [3]
Debt With Principal Balance < $3 Million	30	37.9	5.90%	n/a
Total Secured Fixed-Rate Debt	**474**	**$1,240.9**	**5.74%**	**n/a**
Unsecured Fixed-Rate Debt:				
Total Unsecured Fixed-Rate Debt	**0**	**$0.0**	**$0.0**	**n/a**
Total Fixed-Rate Debt	**474**	**$1,240.9**	**5.74%**	**n/a**
Secured Floating-Rate Debt:				
CDO 2007-1	n/a	$1,039.9	3m L+0.460%	Aug-2056 [4]
CDO 2006-1	n/a	910.9	3m L+0.370%	Jul-2041 [4]
CDO 2005-1	n/a	777.3	3m L+0.490%	Jul-2035 [4]
Goldman/Citigroup/KBS/SL Green Mezzanine	n/a	460.6	1m L+5.200%	Mar-2011 [5]
Goldman/Citigroup/SL Green Mortgage	195	240.5	1m L+1.990%	Mar-2011 [5]
PB Capital Mortgage	43	234.9	1m L+1.650%	Apr-2013
Goldman/Citigroup/KBS/SL Green Mezzanine	n/a	91.5	1m L+6.000%	Mar-2011 [5]
Total Secured Floating-Rate Debt	**238**	**$3,755.6**		**n/a**
Unsecured Floating-Rate Debt:				
Total Unsecured Floating-Rate Debt	**0**	**$0.0**	**$0.0**	**n/a**
Total Floating-Rate Debt	**238**	**$3,755.6**		**n/a**
Total Debt	**712**	**$4,996.5**		**n/a**
% Secured Debt Balance to Total Debt				**100.0%**
% Fixed-Rate Debt Balance to Total Debt (including the effect of Interest Rate SWAPS)				**48.4%**

(1) Current principal balance shown does not include GAAP FMV adjustments or discount/premium amounts.
(2) Coupon interest rate is the stated coupon and is not adjusted for our hedging activity.
(3) Anticipated Repayment Date listed. Maturity date is 8/11/2030.
(4) Maturity dates listed are stated final maturities.
(5) Maturity date is 3/11/2011 after the Company entered into amendments on 3/9/2010 to extend the maturity date.

Debt Amortization Schedule by Years

(Dollars in millions)

Debt Summary						Remaining Debt Amortization								
Mortgage/Borrowing		Number of Properties	6/30/2010 Principal Balance [8]	Coupon Interest Rate [9]	Remaining Term (Yrs)	2010	2011	2012	2013	2014	2015 Through 2019	2020 Through 2024	> 2024
CDO 2007-1	[1]	n/a	$1,039.9	3m L+0.460%	46.2	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$1,039.9
CDO 2006-1	[1]	n/a	910.9	3m L+0.370%	31.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	910.9
CDO 2005-1	[1]	n/a	777.3	3m L+0.490%	25.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	777.3
Goldman/Citigroup/KBS/SL Green Mezzanine	[2]	n/a	460.6	1m L+5.200%	0.7	0.0	460.6	0.0	0.0	0.0	0.0	0.0	0.0
Bank of America - BBD1	[3]	116	343.9	5.467%	3.4	6.0	12.6	13.2	312.1	0.0	0.0	0.0	0.0
Goldman/Citigroup/SL Green Mortgage	[4]	195	240.5	1m L+1.990%	0.7	0.0	240.5	0.0	0.0	0.0	0.0	0.0	0.0
PB Capital Mortgage	[5]	43	234.9	1m L+1.650%	2.8	0.0	0.0	0.0	234.9	0.0	0.0	0.0	0.0
Bank of America - BBD2		138	212.3	5.963%	9.2	2.0	4.1	4.4	4.7	5.0	192.1	0.0	0.0
Dana - Bank of America		15	180.0	5.610%	7.5	0.0	0.0	0.0	0.0	0.0	180.0	0.0	0.0
Goldman/Citigroup/KBS/SL Green Mezzanine	[2]	n/a	91.5	1m L+6.000%	0.7	0.0	91.5	0.0	0.0	0.0	0.0	0.0	0.0
101 Independence		1	73.2	5.527%	6.3	0.7	1.5	1.6	1.7	1.8	65.9	0.0	0.0
292 Madison (100%)		1	59.1	6.170%	7.1	0.0	0.0	0.0	0.0	0.0	59.1	0.0	0.0
Pitney Bowes - Bank of America		70	47.2	5.328%	12.3	1.6	1.7	1.8	1.7	2.0	11.8	26.6	0.0
One Citizens Plaza		1	43.5	5.703%	1.5	0.0	0.0	43.5	0.0	0.0	0.0	0.0	0.0
801 Market Street		1	39.6	6.170%	2.6	0.4	0.8	0.8	37.6	0.0	0.0	0.0	0.0
Beaver Valley		1	39.0	5.055%	4.5	0.4	0.8	0.9	0.9	1.0	35.0	0.0	0.0
FSI 6000D		16	31.3	5.800%	6.9	0.2	0.4	0.4	0.4	0.5	29.4	0.0	0.0
FSI 6000B		16	30.0	5.800%	6.9	0.2	0.4	0.4	0.4	0.4	28.2	0.0	0.0
FSI 6000A		15	26.4	6.800%	7.3	0.0	0.0	0.0	0.3	0.3	25.8	0.0	0.0
FSI 6000C		15	22.7	6.800%	7.3	0.0	0.0	0.0	0.2	0.2	22.3	0.0	0.0
Pitney Bowes - Wells Fargo A (formerly Wachovia A)		23	20.9	5.496%	13.0	0.5	1.1	1.2	1.3	1.4	8.2	7.2	0.0
Sterling Bank		14	19.9	5.565%	6.5	0.0	0.0	0.0	0.0	0.0	19.9	0.0	0.0
Jenkins Court	[6]	1	14.0	8.290%	0.1	14.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Debt With Principal Balance >=$1 Million & <$3 Million	[7]	16	28.6	5.820%	2.7	0.6	1.3	8.0	18.8	0.0	0.0	0.0	0.0
Debt With Principal Balance < $1 Million		14	9.3	6.132%	4.7	0.2	0.5	4.2	3.0	0.1	0.6	0.7	0.0
Total / Weighted Avg		**712**	**$4,996.5**			**$26.8**	**$817.8**	**$80.4**	**$617.9**	**$12.7**	**$678.3**	**$34.5**	**$2,728.1**

(1) Stated coupon is the combined weighted average of all classes of securities. Maturity dates listed are the stated final maturities.
(2) Mezzanine Loan collateralized by equity interest in Gramercy Realty properties - Maturity date is 3/11/2011 after the Company entered into amendments on 3/9/2010 to extend the maturity date - 1M LIBOR cap of 2.00%.
(3) $82.9 million is collateralized by defeasance securities.
(4) GS Mortgage Loan floating rate based on LIBOR + 199bps. Maturity date is 3/11/2011 after the Company entered into amendments on 3/9/2010 to extend the maturity date - 1M LIBOR cap of 6.00%.
(5) PB Capital Mortgage Loan floating rate based on LIBOR + 165bps.
(6) Anticipated Repayment Date listed. Extended Term Rate is equal to the initial term rate plus 2.00%.
(7) $4.1 million is collateralized by defeasance securities (3 Loans).
(8) Current principal balance shown does not include GAAP FMV adjustments or discount/premium amounts.
(9) Schedule does not include any impact as a result of hedging activity.

GRAMERCY CAPITAL CORP.

Gramercy Finance

GRAMERCY CAPITAL CORP.

Gramercy Finance – Portfolio Summary

(Dollars in thousands)

Loan Portfolio and Commercial Real Estate Securities - June 30, 2010

Type	Investment Count	Carrying Value	Percentage of Loan Portfolio	Fixed Rate: Effective Yield	Floating Rate: Effective Spread	Weighted Avg Floor	Investments Subject to Floor
Whole Loans - Floating Rate	26	$768,222	60.2%		329 bps	263 bps	$578,806
Subordinate Mortgage - Floating Rate	5	75,723	5.9%		294 bps	306 bps	30,741
Mezzanine Loans - Floating Rate	9	143,918	11.3%		678 bps	295 bps	108,108
Preferred Equity- Floating Rate	1	28,207	2.2%		349 bps	00 bps	-
Total Floating Rate Investments	41	$1,016,070	79.6%		376 bps	270 bps	$717,655
Whole Loans - Fixed Rate	5	$122,835	9.6%	6.54%			
Subordinate Mortgage - Fixed Rate	5	46,466	3.7%	6.02%			
Mezzanine Loans - Fixed Rate	4	86,358	6.8%	10.69%			
Preferred Equity - Fixed Rate	1	4,267	0.3%	7.21%			
Total Fixed Rate Investments	15	$259,926	20.4%	7.84%			
Subtotal for Loan Portfolio	56	$1,275,996	100.0%	7.84%	376 bps	270 bps	$717,655
Real Estate Securities - Floating Rate	6	55,682	5.5%		215 bps		
Real Estate Securities - Fixed Rate	102	963,521	94.5%	5.91%			
Subtotal	108	1,019,203	100.0%	5.91%	215 bps		
Total / Average		$2,295,199		6.32%	367 bps	270 bps	$717,655

Gramercy Finance – Loan Maturity Schedule

(Dollars in thousands)

Loan Portfolio by Current Maturity - June 30, 2010

Year	No.	Carrying Value		Percentage
2010	14	$	248,593	19.5%
2011	21		489,873	38.4%
2012	9		235,034	18.4%
2013	2		62,548	4.9%
2014	3		68,100	5.3%
Thereafter	7		$171,848	13.5%
Total	**56**	**$**	**1,275,996**	**100.0%**

Loan Portfolio by Fully Extended Maturity (1) - June 30, 2010

Year	No.	Carrying Value		Percentage
2010	5	$	76,185	6.0%
2011	21		391,054	30.6%
2012	12		330,044	25.9%
2013	4		99,610	7.8%
2014	5		113,865	8.9%
Thereafter	9		265,238	20.8%
Total	**56**	**$**	**1,275,996**	**100.0%**

(1) Fully Extended Maturity reflects assumption that all extension requirements are met and all options to extend are executed.

Gramercy Finance – Loans by Region and Property Type

(Dollars in thousands)

Loan Portfolio by Region - June 30, 2010

Region	No. (1)	Carrying Value	Percentage
Northeast	20	$ 615,814	48.3%
West	15	314,468	24.6%
Mid-Atlantic	8	121,472	9.5%
South	5	119,855	9.4%
Southwest	3	50,309	4.0%
Various(2)	4	32,036	2.5%
Midwest	1	22,042	1.7%
Total	56	$ 1,275,996	100.0%

Loan Portfolio by Property Type - June 30, 2010

Property Type	No. (1)	Carrying Value	Percentage
Office	22	$ 603,087	47.3%
Hotel	8	183,766	14.4%
Retail	6	169,931	13.3%
Land - Commercial	7	148,300	11.6%
Multifamily	4	55,336	4.3%
Industrial	2	47,851	3.7%
Condo	3	32,977	2.6%
Mixed-Use	2	28,655	2.3%
Other(3)	2	6,093	0.5%
Total	56	$ 1,275,996	100.0%

(1) Represents the number of investments, not the property count of the underlying collateral.

(2) Includes interest-only strips.

(3) Includes interest-only strips and a loan to one Sponsor secured by the equity interests in seven properties.

Gramercy Finance – Credit Ratings of CMBS Investments

(Dollars in thousands)

By Highest Current Rating - June 30, 2010

Rating		Balance	Percentage
AAA	$	130,906	12.8%
AA+		13,901	1.4%
AA		80,900	7.9%
AA-		26,405	2.6%
A+		79,148	7.8%
A		154,395	15.1%
BBB		156,284	15.3%
BBB-		100,168	9.8%
BB+		55,592	5.5%
BB		73,604	7.2%
BB-		39,221	3.8%
B+		57,788	5.7%
B		3,785	0.4%
B-		30,172	3.0%
CCC-		10,919	1.1%
D		6,015	0.6%
Total	**$**	**1,019,203**	**100.0%**

By Lowest Current Rating - June 30, 2010

Rating		Balance	Percentage
AAA	$	48,350	4.7%
AA		5,552	0.5%
AA-		49,336	4.8%
A		23,215	2.3%
A-		8,408	0.8%
BBB+		35,398	3.5%
BBB		150,104	14.7%
BBB-		102,120	10.0%
BB+		48,334	4.8%
BB		154,151	15.1%
BB-		74,014	7.3%
B+		119,101	11.7%
B		152,114	15.0%
B-		32,072	3.1%
CCC-		6,108	0.6%
C		4,811	0.5%
D		6,015	0.6%
Total	**$**	**1,019,203**	**100.0%**

CMBS Rating Changes

	2Q10	1Q10	4Q09	3Q09	2Q09	1Q09	4Q08	3Q08	2Q08	1Q08
Upgrade	-	-	-	-	-	-	-	-	-	-
Downgrade	156,252	49,838	406,081	684,886	86,012	675,267	-	-	4,797	-
Unchanged	$ 862,951	943,061	578,628	298,481	861,651	212,318	869,973	857,402	848,873	791,933
Total	**$ 1,019,203**	**$ 992,899**	**$984,709**	**$983,367**	**$947,663**	**$887,585**	**$869,973**	**$857,402**	**$853,670**	**$791,933**

Includes ratings actions taken by Moody's, S&P or Fitch.

Gramercy Finance – CMBS Maturity Schedule

(Dollars in thousands)

	No. of Securities	Current Carrying Value	% of Portfolio Carrying Value	Current Market Value (1)	% of Portfolio Market Value
Less than 1 year	1	13,901	1.4%	12,320	1.7%
1 - 5 years	9	94,796	9.3%	77,381	10.4%
5 - 10 years	98	910,506	89.3%	654,643	87.9%
Total	**108**	**1,019,203**	**100.0%**	**744,344**	**100.0%**

(1) Based on dealer indications, except for two mark-to-model (Level 3) securities.

Gramercy Finance – CMBS by Region and Property Type

(Dollars in thousands)

By Region - June 30, 2010

Region		Balance	Percentage
Northeast	$	232,614	23.0%
West		193,502	19.1%
South		173,236	17.1%
Southwest		138,519	13.7%
Midwest		137,674	13.6%
Mid-Atlantic		133,227	13.1%
Other (1)		1,533	0.2%
US Territories (2)		1,539	0.2%
Various		456	0.0%
Total (3)	**$**	**1,012,300**	**100.0%**

By Property Type - June 30, 2010

Property Type		Balance	Percentage
Office	$	358,721	35.4%
Retail		247,597	24.5%
Multifamily(4)		177,666	17.6%
Hotel		104,209	10.3%
Industrial		60,171	5.9%
Mixed-Use		36,318	3.6%
Other		14,108	1.4%
Self Storage		12,925	1.2%
Condo		585	0.1%
Total (3)	**$**	**1,012,300**	**100.0%**

(1) Includes seven properties located outside of the U.S. and U.S. Territories.
(2) Includes properties located in Puerto Rico and Guam.
(3) Does not include $6.90 million of REIT debt that also serves as collateral for one bond.
(4) Includes Multifamily and Manufactured Housing.

GRAMERCY CAPITAL CORP.

Gramercy Realty

GRAMERCY CAPITAL CORP.

Gramercy Realty – Comparative Balance Sheets – Assets

(Unaudited - in thousands) *

Assets	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Real estate investments, at cost:					
Land	$ 828,152	$ 828,786	$ 830,304	$ 823,399	$ 824,202
Building and improvements	2,426,871	2,426,128	2,424,354	2,415,422	2,410,976
Total real estate investment, cost	3,255,023	3,254,914	3,254,658	3,238,821	3,235,178
Less: accumulated depreciation	(138,272)	(122,739)	(107,409)	(91,856)	(76,692)
Total real estate investment, net	3,116,751	3,132,175	3,147,249	3,146,965	3,158,486
Cash and cash equivalents	29,624	27,570	33,544	64,664	53,461
Restricted cash	84,199	80,997	79,527	83,375	83,294
Pledged government securities, net	95,117	96,168	97,286	98,337	99,447
Investment in joint venture	4,446	5,729	6,386	7,970	8,629
Other assets held for sale, net	484	641	841	94,637	104,897
Tenant and other receivables	50,876	57,245	50,137	27,878	20,625
Derivative instruments, at fair value	5	31	-	-	-
Acquired lease assets	422,245	435,659	450,436	465,502	480,012
Deferred costs, net	8,569	9,936	5,397	7,524	9,877
Other assets	14,274	18,393	12,476	18,068	14,581
Total assets	$ 3,826,590	$ 3,864,544	$ 3,883,279	$ 4,014,920	$ 4,033,309

* Does not include the presentation requirements of ASC 810-10 relating to the segregation of Consolidated Variable Interest Entities.

GRAMERCY CAPITAL CORP.

Gramercy Realty – Comparative Balance Sheets – Liabilities & Equity

(Unaudited - in thousands) *

Liabilities and Stockholders' Equity	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Liabilities:					
Mortgage notes payable to an affiliate	96,979	$ 96,979	$ 99,666	$ 100,775	$ 104,367
Mortgage notes payable	2,223,003	2,231,132	2,238,092	2,262,289	2,273,713
Total debt	2,319,982	2,328,111	2,337,758	2,363,064	2,378,080
Accrued interest	7,998	7,589	6,666	8,896	8,217
Accounts payable and accrued expenses	53,016	48,745	55,100	62,950	56,720
Deferred revenue	162,520	174,268	161,306	94,373	87,896
Below market lease liabilities, net	732,778	751,009	770,781	795,833	816,012
Leasehold interests liabilities, net	16,853	17,527	18,203	18,880	19,556
Liabilities related to assets held for sale	307	263	238	59,584	61,332
Total liabilities	3,293,454	3,327,512	3,350,052	3,403,580	3,427,813
Stockholders' equity:					
Investment by Gramercy Capital Corp.	805,037	805,037	805,037	805,200	805,200
Accumulated other comprehensive income (loss)	5	31	-	-	-
Due to Gramercy Capital Corp.	(260,500)	(252,458)	(252,949)	(196,331)	(198,586)
Retained earnings	(12,724)	(16,817)	(20,056)	(140)	(3,691)
Total Gramercy Realty equity	531,818	535,793	532,032	608,729	602,923
Non-controlling interest	1,318	1,239	1,195	2,611	2,573
Total stockholders' equity	533,136	537,032	533,227	611,340	605,496
Total liabilities and stockholders' equity	$ 3,826,590	$ 3,864,544	$ 3,883,279	$ 4,014,920	$ 4,033,309

* Does not include the presentation requirements of ASC 810-10 relating to the segregation of Consolidated Variable Interest Entities.

GRAMERCY CAPITAL CORP.

Gramercy Realty – Comparative Statements of Operations

(Unaudited - in thousands)

	Quarter Ended June 30, 2010 *	March 31, 2010 *	December 31, 2009 *	September 30, 2009 *	June 30, 2009 *
Revenues:					
Rental revenue	$ 76,389	$ 77,717	$ 81,062	$ 77,961	$ 81,174
Operating expense reimbursements	29,189	28,933	29,216	30,722	29,672
Interest and other income	823	1,515	762	804	967
Total revenues	106,401	108,165	111,040	109,487	111,813
Operating expenses:					
Ground rents and leasehold obligations	4,780	4,657	4,570	4,743	4,263
Real estate taxes	10,051	10,536	9,831	10,265	9,736
Utilities	9,121	9,993	11,328	11,363	9,132
Property and leasehold impairments	-	-	13,327	1,076	1,362
Other property operating expenses	19,179	19,194	23,942	17,922	19,392
Direct billable expenses	1,044	1,639	(275)	2,466	2,097
Total operating expenses	44,175	46,019	62,723	47,835	45,982
Net operating income	62,226	62,146	48,317	61,652	65,831
Other expenses:					
Marketing, general and administrative	1,327	1,683	2,458	1,528	1,800
Total other expenses	1,327	1,683	2,458	1,528	1,800
EBITDA	60,899	60,463	45,859	60,124	64,031
Interest expense	29,583	29,811	30,876	31,494	31,529
Depreciation and amortization	26,412	27,522	27,422	26,749	29,329
Income (loss) before equity in loss from unconsolidated joint venture and non-controlling interest	4,904	3,130	(12,439)	1,881	3,173
Equity in net loss from unconsolidated joint ventures	(685)	(657)	(662)	(659)	(675)
Net income (loss) from continuing operations	$ 4,219	$ 2,473	$ (13,101)	$ 1,222	$ 2,498
Net income (loss) from discontinued operations	$ (318)	$ (230)	$ (6,825)	$ 433	$ 482
Net gains from disposals	271	1,041	183	1,934	1,620
Net income (loss) from discontinued operations	(47)	811	(6,642)	2,367	2,102
Net income attributed to non-controlling interest	(79)	(44)	(174)	(38)	(55)
Net income (loss)	$ 4,093	$ 3,240	$ (19,917)	$ 3,551	$ 4,545

* Reflects properties reclassified during Q2 2010 to Discontinued Operations.

(Unaudited - in thousands)

	Quarter Ended				
	June 30, 2010 *	March 31, 2010 *	December 31, 2009 *	September 30, 2009 *	June 30, 2009 *
Property operating NOI					
NOI from continuing operating	$ 62,226	$ 62,146	$ 48,317	$ 61,652	$ 65,831
NOI from discontinued operations	(315)	(212)	(5,537)	1,387	1,447
Total property operating NOI	61,911	61,934	42,780	63,039	67,278
NOI from joint ventures	1,361	1,357	1,352	1,359	1,357
GAAP NOI	63,272	63,291	44,132	64,398	68,635
Add:					
Straightline rental income	9,798	8,139	5,901	5,828	9,405
Straightline rental expense / leasehold amortization	(542)	(544)	(541)	(516)	(626)
Amortization of fair market rental adjustment, net	(15,413)	(16,850)	(22,188)	(16,632)	(23,087)
Property impairments	6	257	21,644	2,066	2,656
Other non-cash expenses	47	46	45	44	43
Cash NOI (1)	$ 57,168	$ 54,339	$ 48,993	$ 55,258	$ 57,026
Components of debt service					
Interest expense	28,827	28,814	29,935	30,493	30,546
Interest expense on joint ventures	993	970	985	1,005	997
Fixed amortization of principal payments	5,304	5,348	7,302	5,854	5,371
Total consolidated debt service	35,124	35,132	38,222	37,352	36,914

* Adjusted for properties subsequently reclassified to Discontinued Operations.

(1) Cash NOI does not include adjustments for prepaid rents. Cash NOI includes $10,097 ($40,388 annually) of rent from Bank of America for the Dana Portfolio, which was prepaid in December 2009 and December 2008. Under terms of that lease, Bank of America is required to make future annual base rental payments of approximately $3,000 in January 2011 and no annual base rental payments from 2012 through lease expiration in June 2022.

GRAMERCY CAPITAL CORP.

Gramercy Realty – Portfolio Summary

Gramercy Realty Portfolio	Gramercy Realty Portfolio, as of March 31, 2010	Dispositions	New Leasing	Lease Terminations / Expirations	Remeasure / Adjustments	Gramercy Realty Portfolio, as of June 30, 2010
Number of Properties	907	(5)				902
Branches	579	(4)				575
Office Buildings	325	-				325
Land	3	(1)				2
Rentable Sq. Ft.	25,555,618	(11,919)			18,913	25,562,612
Branches	3,712,087	(11,919)			414	3,700,582
Office Buildings	21,843,531	-			18,499	21,862,030
Leased Sq. Ft.	21,796,030	(6,999)	91,245	(93,790)	4,427	21,790,913
Branches	3,152,614	(6,999)	6,821	(10,268)	414	3,142,582
Office Buildings	18,643,416	-	84,424	(83,522)	4,013	18,648,331
% Leased	85.3%					85.2%
% of Base Revenue from:						
Financial Institutions	79.2%					78.3%
"A" Rated Tenants [1]	69.1%					68.8%
Net Leases	74.4%					73.2%
Lease Expiration (% of Base Rent within Next Twelve Months) [2]	4.2%					2.7%
Weighted Average Remaining Lease Term (years)	9.2					9.1

(1) Ratings by Moody's. Individual lease agreements may be with tenants that are unrated subsidiaries of rated entities.
(2) Includes noticed Shedding Space as expiring on shed effective date.

GRAMERCY CAPITAL CORP.

Gramercy Realty – Portfolio Summary – Core, Value-Add and Held for Sale

Core	Gramercy Realty Core Assets, as of March 31, 2010	Dispositions	Reclass	New Leasing	Lease Terminations / Expirations	Remeasure / Adjustments	Gramercy Realty Core Assets, as of June 30, 2010
Number of Properties	638	(2)	-				636
Branches	442	(2)	-				440
Office Buildings	196	-	-				196
Land	-	-	-				-
Rentable Sq. Ft.	20,052,278	(6,999)	-			412	20,045,691
Branches	2,771,323	(6,999)	-			414	2,764,738
Office Buildings	17,280,955	-	-			(2)	17,280,953
Leased Sq. Ft.	18,408,929	(6,999)	-	53,472	(47,560)	3,842	18,411,684
Branches	2,669,701	(6,999)	-	828	(10,052)	414	2,653,892
Office Buildings	15,739,228	-	-	52,644	(37,508)	3,428	15,757,792
% Leased	91.8%						91.8%
% of Base Revenue from:							
Financial Institutions	82.0%						81.0%
"A" Rated Tenants [1]	72.9%						71.8%
Net Leases	77.0%						75.9%
Lease Expiration (% of Base Rent within Next Twelve Months) [2]	4.2%						2.4%
Weighted Average Remaining Lease Term (years)	9.4						9.3

Value-Add	Gramercy Realty Value-Add Assets, as of March 31, 2010	Dispositions	Reclass	New Leasing	Lease Terminations / Expirations	Remeasure / Adjustments	Gramercy Realty Value-Add Assets, as of March 31, 2010
Number of Properties	267	(2)					265
Branches	137	(2)	-				135
Office Buildings	128	-	-				128
Land	2	-					2
Rentable Sq. Ft.	5,490,026	(4,920)	-			18,501	5,503,607
Branches	940,764	(4,920)	-			-	935,844
Office Buildings	4,549,262	-	-			18,501	4,567,763
Leased Sq. Ft.	3,378,367	-	-	37,773	(46,230)	585	3,370,495
Branches	482,913	-	-	5,993	(216)	-	488,690
Office Buildings	2,895,454	-	-	31,780	(46,014)	585	2,881,805
% Leased	61.5%						61.2%
% of Base Revenue from:							
Financial Institutions	62.5%						62.2%
"A" Rated Tenants [1]	45.7%						51.4%
Net Leases	58.3%						56.9%
Lease Expiration (% of Base Rent within Next Twelve Months) [2]	4.3%						4.1%
Weighted Average Remaining Lease Term (years)	6.2						7.7

Held for Sale	Gramercy Realty HFS Assets, as of March 31, 2010	Dispositions	Reclass	New Leasing	Lease Terminations / Expirations	Remeasure / Adjustments	Gramercy Realty HFS Assets, as of June 30, 2010
Number of Properties	2	(1)					1
Branches	-	-	-				-
Office Buildings	1	-	-				1
Land	1	(1)					-
Rentable Sq. Ft.	13,314	-	-			-	13,314
Branches	-	-	-			-	-
Office Buildings	13,314	-	-			-	13,314
Leased Sq. Ft.	8,734	-	-	-	-	-	8,734
Branches	-	-	-	-	-	-	-
Office Buildings	8,734	-	-	-	-	-	8,734
% Leased	65.6%						65.6%
% of Base Revenue from:							
Financial Institutions	100.0%						100.0%
"A" Rated Tenants [1]	0.0%						0.0%
Net Leases	100.0%						100.0%
Lease Expiration (% of Base Rent within Next Twelve Months) [2]	100.0%						100.0%
Weighted Average Remaining Lease Term (years)	0.7						0.4

(1) Ratings by Moody's. Individual lease agreements may be with tenants that are unrated subsidiaries of rated entities.
(2) Includes noticed Shedding Space as expiring on stated effective date.

Gramercy Realty Portfolio

Top Ten Vacancies by State

	Number of Properties	Rentable Sq. Ft.	Leased Sq. Ft.	Vacant Sq. Ft.	% Vacant
Virginia	45	2,743,133	2,277,251	465,882	17.0%
Maryland	7	1,041,138	652,080	389,058	37.4%
Florida	144	3,122,319	2,755,231	367,088	11.8%
Illinois	14	1,432,194	1,116,198	315,996	22.1%
New York	13	618,352	375,936	242,416	39.2%
Texas	44	711,221	511,826	199,395	28.0%
New Jersey	61	1,284,955	1,092,858	192,097	14.9%
North Carolina	174	4,254,208	4,078,913	175,295	4.1%
Georgia	67	1,500,105	1,347,068	153,037	10.2%
Missouri	20	649,323	499,514	149,809	23.1%
	589	17,356,948	14,706,875	2,650,073	

Portfolio by Percent Vacant

	Number of Properties	Rentable Sq. Ft.	Leased Sq. Ft.	Vacant Sq. Ft.
Vacant	67	735,652	-	735,652
90-99% Vacant	-	-	-	-
80-89% Vacant	2	431,749	66,769	364,980
70-79% Vacant	7	159,232	43,937	115,295
60-69% Vacant	17	393,136	140,947	252,189
50-59% Vacant	24	507,495	233,502	273,993
40-49% Vacant	44	981,973	546,096	435,877
30-39% Vacant	47	1,310,978	853,194	457,784
20-29% Vacant	53	2,193,059	1,651,405	541,654
10-19% Vacant	35	2,557,939	2,137,555	420,384
1-9% Vacant	23	3,502,870	3,328,979	173,891
No Vacancy	581	12,788,529	12,788,529	-
Portfolio Total	900	25,562,612	21,790,913	3,771,699

Vacancy by Building Size

	Number of Properties	Rentable Sq. Ft.	Leased Sq. Ft.	Vacant Sq. Ft.	% Vacant
Over 100,000 SF	54	14,564,672	13,120,735	1,443,937	9.9%
50,000 to 99,999 SF	27	1,995,601	1,449,899	545,702	27.3%
20,000 to 49,999 SF	132	3,734,139	2,849,896	884,243	23.7%
10,000 to 19,999 SF	226	3,195,387	2,600,753	594,634	18.6%
Under 10,000 SF	459	2,072,813	1,769,630	303,183	14.6%
Portfolio Total	900	25,562,612	21,790,913	3,771,699	14.8%

Land parcels are excluded from property totals.

GRAMERCY CAPITAL CORP.

Gramercy Realty – Portfolio Vacancies – Branch and Office

Branch

Top Ten Vacancies by State

	Number of Properties	Rentable Sq. Ft.	Leased Sq. Ft.	Vacant Sq. Ft.	% Vacant
Florida	92	573,009	480,236	92,773	16.2%
Pennsylvania	38	237,872	157,986	79,886	33.6%
Georgia	47	287,503	228,621	58,882	20.5%
Virginia	28	193,354	139,000	54,354	28.1%
North Carolina	153	751,871	705,311	46,560	6.2%
New Jersey	45	218,065	182,689	35,376	16.2%
Missouri	6	75,221	45,246	29,975	39.8%
California	47	484,028	455,302	28,726	5.9%
Washington	5	96,029	69,445	26,584	27.7%
South Carolina	15	113,731	92,124	21,607	19.0%
	480	3,030,683	2,555,960	474,723	

Top Ten Branch Vacancies

Property Name	Rentable Sq. Ft.	Leased Sq. Ft.	Vacant Sq. Ft.	% Vacant
Hanover	16,565	-	16,565	100.0%
Norristown	19,506	7,614	11,892	61.0%
Port of Houston	10,800	-	10,800	100.0%
Arlington Expressway	10,050	-	10,050	100.0%
Aurora Main	9,660	-	9,660	100.0%
Hull Street - Midlothian	9,392	-	9,392	100.0%
Goodwater	9,332	-	9,332	100.0%
Woodbury Main	9,002	-	9,002	100.0%
Mount Carmel	12,182	3,622	8,560	70.3%
Veterans Parkway - Columbus	8,358	-	8,358	100.0%
	114,847	11,236	103,611	

0.4% of portfolio sq. ft.	2.7% of portfolio vacancy
3.1% of branch sq. ft.	18.6% of branch vacancy

Portfolio by Percent Vacant

	Number of Properties	Rentable Sq. Ft.	Leased Sq. Ft.	Vacant Sq. Ft.
Vacant	60	273,293	-	273,293
90-99% Vacant	-	-	-	-
80-89% Vacant	-	-	-	-
70-79% Vacant	2	22,882	6,575	16,307
60-69% Vacant	1	19,506	7,614	11,892
50-59% Vacant	7	72,812	33,714	39,098
40-49% Vacant	16	173,624	93,515	80,109
30-39% Vacant	16	155,364	101,555	53,809
20-29% Vacant	19	235,000	177,449	57,551
10-19% Vacant	12	148,683	124,173	24,510
1-9% Vacant	3	30,351	28,920	1,431
No Vacancy	439	2,569,067	2,569,067	-
Branch Total	575	3,700,582	3,142,582	558,000

Vacancy by Building Size

	Number of Properties	Rentable Sq. Ft.	Leased Sq. Ft.	Vacant Sq. Ft.	% Vacant
Over 100,000 SF	-	-	-	-	-
50,000 to 99,999 SF	-	-	-	-	-
20,000 to 49,999 SF	5	142,964	142,964	-	-
10,000 to 19,999 SF	124	1,563,657	1,298,488	265,169	17.0%
Under 10,000 SF	446	1,993,961	1,701,130	292,831	14.7%
Branch Total	575	3,700,582	3,142,582	558,000	15.1%

Land parcels are excluded from property totals.

Office

Top Ten Vacancies by State

	Number of Properties	Rentable Sq. Ft.	Leased Sq. Ft.	Vacant Sq. Ft.	% Vacant
Virginia	17	2,549,779	2,138,251	411,528	16.1%
Maryland	7	1,041,138	652,080	389,058	37.4%
Illinois	11	1,408,365	1,096,387	311,978	22.2%
Florida	52	2,549,310	2,274,995	274,315	10.8%
New York	7	563,333	332,155	231,178	41.0%
Texas	22	521,249	332,654	188,595	36.2%
New Jersey	16	1,066,890	910,169	156,721	14.7%
North Carolina	21	3,500,337	3,373,602	126,735	3.7%
Missouri	14	574,102	454,268	119,834	20.9%
Tennessee	9	235,680	124,600	111,080	47.1%
	176	14,012,183	11,689,181	2,323,002	

Top Ten Office Vacancies

Property Name	Rentable Sq. Ft.	Leased Sq. Ft.	Vacant Sq. Ft.	% Vacant
Calvert Center - Baltimore	411,731	63,104	348,627	84.7%
Bank of America - Chicago	983,778	817,970	165,808	16.9%
Nations Bank Center - Richmond	540,201	426,667	113,534	21.0%
Broadway - Albany	111,693	-	111,693	100.0%
Wheat Innsbrook II - Glen Allen	103,603	-	103,603	100.0%
Wheat Innsbrook I - Glen Allen	88,584	-	88,584	100.0%
Downtown St. Petersburg	87,755	-	87,755	100.0%
Exchange Street - Malden	314,156	232,914	81,242	25.9%
Peoria Main	243,611	171,946	71,665	29.4%
Harborside - Jersey City	330,329	267,424	62,905	19.0%
	3,215,441	1,980,025	1,235,416	

12.6% of portfolio sq. ft.	32.8% of portfolio vacancy
14.7% of office sq. ft.	38.4% of office vacancy

Portfolio by Percent Vacant

	Number of Properties	Rentable Sq. Ft.	Leased Sq. Ft.	Vacant Sq. Ft.
Vacant	7	462,359	-	462,359
90-99% Vacant	-	-	-	-
80-89% Vacant	2	431,749	66,769	364,980
70-79% Vacant	5	136,350	37,362	98,988
60-69% Vacant	16	373,630	133,333	240,297
50-59% Vacant	17	434,683	199,788	234,895
40-49% Vacant	28	808,349	452,581	355,768
30-39% Vacant	31	1,155,614	751,639	403,975
20-29% Vacant	34	1,958,059	1,473,956	484,103
10-19% Vacant	25	2,409,256	2,013,382	395,874
1-9% Vacant	20	3,472,519	3,300,059	172,460
No Vacancy	142	10,219,462	10,219,462	-
Office Total	326	21,862,030	18,648,331	3,213,699

Vacancy by Building Size

	Number of Properties	Rentable Sq. Ft.	Leased Sq. Ft.	Vacant Sq. Ft.	% Vacant
Over 100,000 SF	54	14,564,672	13,120,735	1,443,937	9.9%
50,000 to 99,999 SF	27	1,995,601	1,449,899	545,702	27.3%
20,000 to 49,999 SF	127	3,591,175	2,706,932	884,243	24.6%
10,000 to 19,999 SF	104	1,631,730	1,302,265	329,465	20.2%
Under 10,000 SF	13	78,852	68,500	10,352	13.1%
Office Total	326	21,862,030	18,648,331	3,213,699	14.7%

Gramercy Realty Portfolio


Lease Expiration - 2010 to 2014
Sq. Ft.
1,500,000
1,000,000
500,000
0
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
% of Base Rent
0.06%
1.03%
4.88%
6.89%
4.63%
4.52%
Monthly
2010
2011
2012
2013
2014
Rentable Sq. Ft.
% of Portfolio Base Rent

Lease Expirations within Next 12 Months

Expiring	Number of Tenant Leases	Leased Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Portfolio Base Rent
Monthly	70	415,071	1.62%	0.06%
Q3 2010	51	562,596	2.20%	0.33%
Q4 2010	40	288,964	1.13%	0.70%
Q1 2011	41	243,367	0.95%	1.17%
Q2 2011	36	73,287	0.29%	0.40%

Includes noticed Shedding Space as expiring on shed effective date.
Leases for parking, signs, antennae, etc. are excluded.

Branch


Lease Expiration - 2010 to 2014
Sq. Ft.
400,000
200,000
0
Monthly
2010
2011
2012
2013
2014
0.03%
0.66%
9.73%
4.65%
7.75%
4.43%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
% of Base Rent
Rentable Sq. Ft.
% of Branch Base Rent

Lease Expirations within Next 12 Months

Expiring	Number of Tenant Leases	Leased Sq. Ft.	% of Branch Rentable Sq. Ft.	% of Branch Base Rent
Monthly	9	15,459	0.42%	0.03%
Q3 2010	17	100,102	2.71%	0.41%
Q4 2010	7	15,938	0.43%	0.25%
Q1 2011	11	29,403	0.79%	0.61%
Q2 2011	8	24,486	0.66%	0.64%

Office


Lease Expiration - 2010 to 2014
Sq. Ft.
1,500,000
1,000,000
500,000
0
Monthly
2010
2011
2012
2013
2014
0.07%
1.13%
3.46%
7.55%
3.71%
4.55%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
% of Base Rent
Rentable Sq. Ft.
% of Office Base Rent

Lease Expirations within Next 12 Months

Expiring	Number of Tenant Leases	Leased Sq. Ft.	% of Office Rentable Sq. Ft.	% of Office Base Rent
Monthly	61	399,612	1.83%	0.07%
Q3 2010	34	462,494	2.12%	0.31%
Q4 2010	33	273,026	1.25%	0.83%
Q1 2011	30	213,964	0.98%	1.33%
Q2 2011	28	48,801	0.22%	0.33%

Includes noticed Shedding Space as expiring on shed effective date.
Leases for parking, signs, antennae, etc. are excluded.

GRAMERCY CAPITAL CORP.

Gramercy Realty Portfolio

Top Ten Tenants by Percent of Base Rent

	Tenants / Financial Institutions	Credit Rating*	Number of Locations	Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Portfolio Base Rent
1	Bank of America, N.A.	Aa3	366	11,182,654	43.7%	42.3%
2	Wells Fargo Bank, N.A. (successor by merger to Wachovia Bank, N.A.)	Aa2	131	4,515,480	17.7%	12.7%
3	Citizens Financial Group	A1	9	267,585	1.0%	2.9%
4	Regions Financial Corporation	Baa3	71	653,604	2.6%	2.5%
5	General Services Administration (GSA)	Aaa	6	252,471	1.0%	2.4%
6	Zurich Financial Services Group (as assignee of American International Group, Inc.)	NR	1	263,058	1.0%	2.3%
7	Branch Banking & Trust Co. (BB&T)	Aa2	22	391,946	1.5%	1.8%
8	KeyBank National Association	A2	31	144,218	0.6%	1.5%
9	Citco Fund Services (USA), Inc.	NR	1	104,343	0.4%	1.2%
10	PNC Bank (includes former National City Bank)	A1	7	148,889	0.6%	1.0%
			645	17,924,248	70.1%	70.6%

* Ratings by Moody's. Individual lease agreements may be with tenants that are unrated subsidiaries of named entities.

Top Ten States by Percent of Portfolio NOI

	States	Number of Properties	Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% Leased	% of Portfolio NOI
1	North Carolina	174	4,254,208	16.6%	95.9%	20.8%
2	Florida	144	3,122,319	12.2%	88.2%	14.6%
3	Virginia	45	2,743,133	10.7%	83.0%	12.5%
4	Georgia	67	1,500,105	5.9%	89.8%	6.5%
5	Pennsylvania	46	1,470,529	5.8%	91.1%	6.1%
6	California	95	1,512,019	5.9%	91.5%	5.6%
7	Maryland	7	1,041,138	4.1%	62.6%	4.5%
8	Illinois	14	1,432,194	5.6%	77.9%	3.6%
9	Delaware	2	378,723	1.5%	100.0%	2.8%
10	Rhode Island	3	422,456	1.7%	97.9%	2.5%
		597	17,876,824	70.0%	88.1%	79.5%

Land parcels are excluded from property totals.

GRAMERCY CAPITAL CORP.

Gramercy Realty – Top Ten – Branch and Office

Top Ten Tenants by Percent of Base Rent

Branch

	Tenants	Credit Rating*	Number of Locations	Rentable Sq. Ft.	% of Branch Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Branch Base Rent	% of Portfolio Base Rent
1	Bank of America, N.A.	Aa3	168	1,189,861	32.2%	4.7%	23.1%	5.2%
2	Wells Fargo Bank, N.A. (successor by merger to Wachovia Bank, N.A.)	Aa2	87	568,017	15.3%	2.2%	12.7%	2.9%
3	KeyBank National Association	A2	31	144,218	3.9%	0.6%	6.6%	1.5%
4	Branch Banking & Trust Co. (BB&T)	Aa2	19	118,056	3.2%	0.5%	5.0%	1.1%
5	Regions Financial Corporation	Baa3	19	77,431	2.1%	0.3%	4.8%	1.1%
6	Fifth Third Bancorp	Baa1	14	53,792	1.5%	0.2%	4.2%	0.9%
7	Sterling Bank	NR	13	105,977	2.9%	0.4%	3.4%	0.8%
8	SunTrust	Baa1	8	28,986	0.8%	0.1%	3.3%	0.7%
9	RBC Bank	A1	9	39,125	1.1%	0.2%	3.2%	0.7%
10	Sovereign Bank	A3	9	48,350	1.3%	0.2%	2.6%	0.6%
			377	2,373,813	64.3%	9.4%	68.9%	15.5%

Office

	Tenants	Credit Rating*	Number of Locations	Rentable Sq. Ft.	% of Office Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Office Base Rent	% of Portfolio Base Rent
1	Bank of America, N.A.	Aa3	198	9,992,793	45.7%	39.1%	47.8%	37.1%
2	Wells Fargo Bank, N.A. (successor by merger to Wachovia Bank, N.A.)	Aa2	44	3,947,463	18.1%	15.4%	12.8%	9.9%
3	Citizens Financial Group	A1	4	241,427	1.1%	0.9%	3.3%	2.6%
4	General Services Administration (GSA)	Aaa	6	252,471	1.2%	1.0%	3.0%	2.4%
5	Zurich Financial Services Group (as assignee of American International Group, Inc.)	NR	1	263,058	1.2%	1.0%	2.9%	2.3%
6	Regions Financial Corporation	Baa3	52	576,173	2.6%	2.3%	1.8%	1.4%
7	Citco Fund Services (USA), Inc.	NR	1	104,343	0.5%	0.4%	1.5%	1.2%
8	Robinson, Bradshaw & Hinson PA	NR	1	120,606	0.6%	0.5%	1.2%	0.9%
9	PNC Bank (includes former National City Bank)	A1	5	136,686	0.6%	0.5%	1.1%	0.8%
10	Branch Banking & Trust Co. (BB&T)	Aa2	3	273,890	1.3%	1.1%	0.9%	0.7%
			315	15,908,910	72.9%	62.2%	76.3%	59.3%

* Ratings by Moody's. Individual lease agreements may be with tenants that are unrated subsidiaries of named entities.

Top Ten States by Percent of NOI

Branch

	States	Number of Properties	Rentable Sq. Ft.	% Leased	% of Branch Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Branch NOI	% of Portfolio NOI
1	North Carolina	153	751,871	93.8%	20.3%	2.9%	24.9%	5.5%
2	Florida	92	573,009	83.8%	15.5%	2.2%	24.5%	5.4%
3	Georgia	47	287,503	79.5%	7.8%	1.1%	9.9%	2.2%
4	California	47	484,028	94.1%	13.1%	1.9%	8.4%	1.9%
5	Ohio	33	168,700	94.4%	4.6%	0.7%	7.2%	1.6%
6	Texas	22	189,972	94.3%	5.1%	0.7%	6.1%	1.3%
7	New Jersey	45	218,065	83.8%	5.9%	0.9%	5.9%	1.3%
8	South Carolina	15	113,731	81.0%	3.1%	0.4%	3.3%	0.7%
9	Virginia	28	193,354	71.9%	5.2%	0.8%	3.2%	0.7%
10	Pennsylvania	38	237,872	66.4%	6.4%	0.9%	3.1%	0.7%
		520	3,218,105	86.4%	87.0%	12.5%	96.5%	21.3%

Office

	States	Number of Properties	Rentable Sq. Ft.	% Leased	% of Office Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Office NOI	% of Portfolio NOI
1	North Carolina	21	3,502,337	96.3%	16.0%	13.7%	19.7%	15.4%
2	Virginia	17	2,549,779	83.9%	11.7%	10.0%	15.1%	11.8%
3	Florida	52	2,549,310	89.2%	11.7%	10.0%	11.8%	9.2%
4	Pennsylvania	8	1,232,657	95.9%	5.6%	4.8%	6.9%	5.4%
5	Maryland	7	1,041,138	62.6%	4.8%	4.1%	5.7%	4.5%
6	Georgia	20	1,212,602	92.2%	5.5%	4.7%	5.5%	4.3%
7	California	48	1,027,991	90.3%	4.7%	4.0%	4.8%	3.8%
8	Illinois	11	1,408,365	77.8%	6.4%	5.5%	4.3%	3.4%
9	Delaware	2	378,723	100.0%	1.7%	1.5%	3.6%	2.8%
10	Rhode Island	3	422,456	97.9%	1.9%	1.7%	3.2%	2.5%
		189	15,325,358	88.5%	70.0%	60.0%	80.6%	63.1%

Land parcels are excluded from property totals.

Gramercy Realty
Dispositions Report
Date of Inventory 6/30/2010
For Dispositions between 4/1/2010 and 6/30/2010

Property	Property Name	Property Type	Own. Code	Address	City	State	Zip Code	Disposition Date	Rentable SF	Leased SF	% Leased
2927	Spartanburg Hillcrest	Branch	Leased	1865 East Main Street	Spartanburg	SC	29307	1/19/2010	2,400	-	-
4081	Sparta Main	Branch	Own	416 S. Main & Grandview	Sparta	NC	28675	4/28/2010	4,180	4,180	100.0%
4108	Brevard-Abandond	Branch	Own	709 N. Broad Street	Brevard	NC	28712	4/28/2010	2,819	2,819	100.0%
232	Empire-Helendale	Branch	Leased	400 Empire Boulevard	Rochester	NY	14609	4/30/2010	2,520	-	-
	Total Number of Properties for Branch			**4**					**11,919**	**6,999**	**58.7%**
3226	Spring Hill - Timber Pines	Land	Own	US 19 and Pine Forest Road	Spring Hill	FL	34606	4/9/2010	-	-	-
	Total Number of Properties for Land			**1**							-
	Total Number of Properties			**5**					**11,919**	**6,999**	**58.7%**

Term	Definition
Base Rent	The contractual rent, excluding Reimbursable Expenses and without Straight-lining, required to be paid by a tenant under a lease during the twelve-month period following the most recently completed calendar quarter. Base Rent reflects scheduled rental increases, decreases, lease expirations and early terminations, but does not include any amounts attributable to periods after a property is sold. For gross leases, Base Rent includes the entire amount paid by the tenant, including any portion that may be applied by the landlord to the payment of operating expenses.
EBITDA	Earnings before Interest, Taxes, Depreciation and Amortization equals Total Revenues (calculated on a GAAP basis, inclusive of the impact of straightlining of rents) less Operating Expenses.
Funds From Operations (FFO)	The revised White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in April 2002 defines FFO as net income (loss) (computed in accordance with GAAP, inclusive of the impact of straight line rents), excluding gains (or losses) from items which are not a recurring part of our business, such as sales of properties, plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. We consider gains and losses on the sales of debt investments to be a normal part of our recurring operations and therefore include such gains and losses when arriving at FFO.
GAAP	Generally accepted accounting principles.
Gross Revenue	Annualized Base Rent plus Reimbursable Expenses.
LIBOR	London Interbank Offered Rate.
REIT	Real estate investment trust.
Reimbursable Expenses	The amount of operating expenses, real estate taxes and other charges incurred by the landlord that are required to be reimbursed by tenants under Base Year Leases and Triple Net Leases that do not require direct payment thereof by the tenants. Reimbursable Expenses do not include operating expenses, real estate taxes or other charges directly incurred and paid by tenants under Bond Net Leases or Triple Net Leases that require direct payments by the tenant.
Shedding Space	The whole or partial termination of a lease by a tenant pursuant to a contractual right set forth in the tenant's lease, which termination typically becomes effective after a 60 day or longer notice period and often with nominal economic consideration paid to the landlord.
Straight-lining	Recognition of income or expense on a consistent basis throughout the term of the lease, regardless of when payments are actually due.

RESEARCH COVERAGE - EQUITY

Stephen Laws	Deutsche Bank Securities, Inc.	(212) 250-6219
David Fick	Stifel Nicolaus & Company, Inc.	(443) 224-1308

INVESTOR INFORMATION

Transfer Agent
The Bank of New York Mellon Corporation
480 Washington Blvd
Jersey City, New Jersey 07310

Investor Inquiries
Shareholders, prospective investors and analysts seeking information about the Company should direct their inquiries to:
Director of Investor Relations
Gramercy Capital Corp.
420 Lexington Avenue, Suite 1926
New York, NY 10170
212-297-1000
www.gkk.com

This information is provided as a service to interested parties and not as an endorsement of any report, nor representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports may change without notice.

Executive Officers

Roger M. Cozzi
Chief Executive Officer;
Director; Investment Committee

Timothy J. O'Connor
President

Robert R. Foley
Chief Operating Officer

Jon W. Clark
Chief Financial Officer

Executive Vice Presidents

Michael G. Kavourias
Chief Legal Officer

Edward J. Matey Jr.
General Counsel

Independent Auditors

Ernst & Young LLP
New York, NY

Legal Counsel

Clifford Chance US LLP
New York, NY

Non-Officer Directors

Allan J. Baum
Director; Audit Committee;
Compensation Committee;
Investment Committee;
Private Investor

Marc Holliday
Director;
Chief Executive Officer, SL Green Realty Corp.

Jeffrey E. Kelter
Director; Compensation Committee;
Nominating and Corporate Governance Committee;
Investment Committee;
Chief Executive Officer, KTR Capital Partners, LLC

Paul J. Konigsberg
Director; Audit Committee;
Nominating and Corporate Governance Committee;
Senior Partner and President, Konigsberg Wolf and Co., P.C.

Charles S. Laven
Director; Audit Committee;
Compensation Committee;
Nominating and Corporate Governance Committee;
President, Forsyth Street Advisors, LLC

Headquarters

420 Lexington Avenue, Suite 1926
New York, NY 10170
(212) 297-1000
(212) 297-1090 fax
www.gkk.com